EXHIBIT 99.2

CERTIFICATION OF PERIODIC REPORT
PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002

We, the undersigned, Clifton H. Morris, Executive Chairman of AmeriCredit Corp. (the “Company”), Michael R. Barrington, Vice Chairman, President and Chief Executive Officer of the Company and Daniel E. Berce, Vice Chairman and Chief Financial Officer of the Company, do hereby each certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)  The Annual Report on Form 10-K of the Company for the fiscal year ended June 30, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ CLIFTON H. MORRIS, JR.
Clifton H. Morris, Jr. Executive Chairman

By:	/s/ MICHAEL R. BARRINGTON
Michael R. Barrington Vice Chairman, President and Chief Executive Officer

By:	/s/ DANIEL E. BERCE
Daniel E. Berce Vice Chairman and Chief Financial Officer

Dated:    September 12, 2002